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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 18, 2008


                                ERF Wireless Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     000-27467                 76-0196431
          ------                     ---------                 ----------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


         2911 South Shore Boulevard, Suite 100, League City, Texas 77573
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (281) 538-2101
               --------------------------------------------------
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

o Mike Jones, the former CTO of Broadwing, has joined ERF Wireless as a Director as well as a consultant to assist in the ENS operational and technological transitions.

o Greg Smith resigned as CFO of ERF Wireless Inc. to become CEO of the ENS subsidiary where he'll provide the day-to-day direction of the new ENS production rollout. Smith will also continue to be in charge of all ERF Wireless acquisitions. Smith changed positions without any accounting disagreements about accounting processes or procedures associated with being CFO.

o John Arley Burns will head up a new non-bank CryptoVue sales and marketing initiative as well as the continuing CryptoVue R&D efforts. Burns will also serve as the ENS CTO.

o John Adrian Burns, the former ENS CEO, has elected to leave his position as ENS CEO, as well as his board position, for personal reasons.

o Richard R. Royall has joined ERF Wireless as the new CFO, filling the vacancy created when Greg Smith accepted the position of CEO of the ENS subsidiary. Royall will also become an ERF Wireless Director, following his confirmation by the stockholders. Royall has been a Certified Public Accountant since 1972 and has concentrated his accounting expertise in Securities and Exchange registrations and filings, including the implementation of SOX 404 compliance. Royall has been a public company CFO and Director in the past with more than eight years of direct experience.



Item 9.01.  Financial Statements and Exhibits

     (a)    Financial Statements of Business Acquired.

            Inapplicable.

     (b)    Pro Forma Financial Information.

            Inapplicable.

     (c)    Exhibits

         Exhibit Number       Exhibit Description
         --------------       -------------------

             99.1 Press Release dated March 24, 2008, announcing reorganization of ERF Wireless, Inc., and resignation of John Adrian Burns


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2008

                                       /s/ H. Dean Cubley
                                      -----------------------
                                       Dr. H. Dean Cubley
                                       Chief Executive Officer